UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023 (December 14, 2023)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	SIRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2023 (the “Effective Date”), our subsidiary, Sirius XM Radio Inc., entered into a new Employment Agreement with Jennifer C. Witz to continue to serve as our Chief Executive Officer through December 31, 2026 (the “Employment Agreement”). Pursuant to the Employment Agreement, Ms. Witz’s annual base salary will continue to be $1,750,000 through December 31, 2023, and will increase to $2,000,000 on January 1, 2024. The Employment Agreement entitles Ms. Witz to participate in any bonus plan generally applicable to our executive officers and provides for an annual target bonus equal to three times her base salary.

The Employment Agreement provides, in the case of certain qualifying terminations, for continuation of her health insurance benefits for eighteen months and her life insurance benefits for twelve months and for a lump sum severance payment in an amount equal to one and a half times the sum of (i) Ms. Witz’s annual base salary, and (ii) the greater of (1) her target annual bonus or (2) the last annual bonus paid (or due and payable) to her. In the case of certain qualifying terminations, we are also obligated to pay her a pro-rated bonus for the year in which the termination occurs (based on actual achievement of applicable performance criteria) and any earned but unpaid bonus for the year prior to the termination. Our obligation to provide these severance benefits to Ms. Witz is subject to Ms. Witz’s execution of an effective release of claims against us. The Employment Agreement also contains other provisions contained in her existing employment agreement, including confidentiality and non-competition restrictions, as well as a compensation clawback to the extent required by our policies or applicable law, regulations or stock exchange listing requirement.

In connection with entering into the Employment Agreement, on the second business day following the day that the trading window for our employees opens following the Effective Date, which date is expected to be the second business day following the filing of our Annual Report on Form 10-K for the year ended December 31, 2023, we have agreed to grant Ms. Witz:

●      an option to purchase shares of our common stock having a value, calculated based upon the Black-Scholes-Merton option pricing model using the financial inputs consistent with those we use for financial reporting purposes, of $16,500,000 at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on that day. This option award will vest in three equal installments on December 31, 2024, December 31, 2025 and December 31, 2026.

●      time-based restricted stock units (“RSUs”) having a grant value of $3,300,000. This time-based RSU award will vest in three equal installments on December 31, 2024, December 31, 2025 and December 31, 2026.

●      performance-based RSUs having a grant value of $6,600,000. This performance-based RSU award will cliff vest on December 31, 2026 after a two-year performance period beginning on January 1, 2024 and ending on December 31, 2025 if a cumulative free cash flow target established by the Compensation Committee is achieved, subject to her continued employment through December 31, 2026.

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●      performance-based RSUs having a grant value of $6,600,000. This performance-based RSU award will cliff vest following a three-year performance period commencing on January 1, 2024 and ending on December 31, 2026 based on the performance of our common stock relative to the companies in the S&P 500 Index. Ms. Witz will vest in this award on December 31, 2026, subject to the Compensation Committee’s later certification of our performance during that performance period and her continued employment through December 31, 2026.

If we do not mutually agree to a new employment agreement with Ms. Witz on or prior to December 15, 2026 and Ms. Witz’s employment with the Company terminates on December 31, 2026 or any date thereafter, other than as a result of her termination by us for Cause, then Ms. Witz will remain eligible to receive a bonus for calendar year 2026 and all stock options held by Ms. Witz that are then vested will remain exercisable for their remaining term. Except as noted above, each of the awards will be subject to acceleration or termination under certain circumstances consistent with the terms of equity awards granted to our other executive officers.

Additional information about the benefit plans and programs generally available to our executive officers is included in the Proxy Statement for our 2023 annual meeting of stockholders filed with the Securities and Exchange Commission on April 21, 2023.

We also entered into an agreement with Ms. Witz that entitles her to a limited number of hours of personal flight time on a private aircraft. This agreement will expire on the first to occur of: the date that Ms. Witz ceases to be employed by us as a full-time employee under the Employment Agreement, and December 31, 2026. Personal use of the aircraft will be treated as income to Ms. Witz, and we are not required to provide her with any “gross up” for additional related taxes.

The foregoing description is qualified in its entirety by the Employment Agreement attached as Exhibit 10.1 and the aircraft letter agreement attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.	Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of December 14, 2023, between Sirius XM Radio Inc. and Jennifer C. Witz

10.2	Letter Agreement, dated December 14, 2023, regarding private use of aircraft between Sirius XM Radio Inc. and Jennifer C. Witz
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: December 15, 2023

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